UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: November 30

Date of reporting period: November 30, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

November 30, 2012

Annual Repor t

ClearBridge

Large Cap Growth

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	ClearBridge Large Cap Growth Fund

Fund objective

The Fund seeks long-term capital growth.

Fund and subadviser name changes

Prior to January 1, 2013, the Fund was known as Legg Mason ClearBridge Large Cap Growth Fund. On December 5, 2012, the name of the Fund’s subadviser changed from ClearBridge Advisors, LLC to ClearBridge Investments, LLC. There was no change in the Fund’s investment objective or strategy as a result of these name changes.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Large Cap Growth Fund for the twelve-month reporting period ended November 30, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective October 11, 2012, Peter Bourbeau, Scott Glasser and Margaret Vitrano are co-portfolio managers of the Fund. Messrs. Bourbeau and Glasser and Ms. Vitrano are primarily responsible for overseeing the day to day operation of the Fund and have the ultimate authority to make portfolio decisions. Mr. Bourbeau (a Portfolio Manager and a Managing Director of ClearBridge Investments, LLC) (“ClearBridge”) and Mr. Glasser (Co-Chief Investment Officer, a Senior Portfolio Manager and a Managing Director of ClearBridge) have been portfolio managers for the Fund since July 2009 and August 2009, respectively. Ms. Vitrano (a Portfolio Manager and a Director of ClearBridge) has been a portfolio manager for the Fund since October 2012. It is anticipated that Mr. Glasser will step down as a portfolio manager of the Fund effective on or about March 31, 2013.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

ClearBridge Large Cap Growth Fund	III

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

December 28, 2012

IV	ClearBridge Large Cap Growth Fund

Investment commentary

Economic review

While the U.S. economy continued to grow over the twelve months ended November 30, 2012, it did so at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% in the fourth quarter of 2011. Economic growth in the U.S. then decelerated, as first quarter 2012 GDP growth was 2.0%. This was primarily due to less robust private inventory and non-residential fixed investments. The economy slowed further in the second quarter, as GDP growth was a tepid 1.3%. GDP growth then moved to 3.1% in the third quarter. The increase was partially due to increased private inventory and investment, higher federal government spending and a deceleration in imports.

The U.S. job market remained weak. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 8.5%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009, but still high by historical standards. The unemployment rate then rose to 8.3% in July, before falling to 7.8% in September and ending the reporting period at 7.7% in November. However, the number of longer-term unemployed remained high, as roughly 40% of the 12 million people without a job have been out of work for more than six months.

Meanwhile, the housing market brightened, as sales have started to improve of late and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 5.9% on a seasonally adjusted basis in November 2012 versus the previous month and they were 14.5% higher than in November 2011. In addition, the NAR reported that the median existing-home price for all housing types was $180,600 in November 2012, up 10.1% from November 2011. This marked the ninth consecutive month that home prices rose compared to the same period a year earlier. Furthermore, the inventory of homes available for sale fell 3.8% in November, which represents a 4.8 month supply at the current sales pace. This represents the lowest inventory since September 2005.

The manufacturing sector appeared to overcome a soft patch that occurred in the summer of 2012 as it improved toward the end of the reporting period, only to experience another setback in November 2012. Based on the Institute for Supply Management’s PMI (“PMI”)ii, after expanding 34 consecutive months, the PMI fell to 49.7 in June 2012, which represented the first contraction in the manufacturing sector since July 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). Manufacturing continued to contract in July and August before ticking up to 51.5 in September and 51.7 in October. However, the PMI fell back to contraction territory with a reading of 49.5 in November, its lowest level since July 2009.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In September 2011, prior to the beginning of the reporting period, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold until at least through late 2014. Operation Twist was then extended in June 2012 until the end of the year. In September the Fed announced a third

ClearBridge Large Cap Growth Fund	V

round of quantitative easing, which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed said that Operation Twist would continue and that it will keep the federal funds rate on hold until at least mid-2015. Finally, at its meeting in December, after the reporting period ended, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “ . . . as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

December 28, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

ClearBridge Large Cap Growth Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other instruments with similar economic characteristics of U.S. companies with large market capitalizations. We attempt to identify established companies which are dominant in their industries due to product, distribution or service strength. Many of these companies are household names and are strategically positioned for growth in the U.S. and overseas.

We emphasize individual security selection while diversifying the Fund’s investments across industries, which may help to reduce risk. We attempt to identify established large-capitalization companies with the highest growth potential. We then analyze each company in detail, ranking its management, strategy and competitive market position. Finally, we attempt to identify the best values available among the growth companies identified.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The reporting period began amid significant market volatility and weakness, stemming largely from uncertainty over the state of the European sovereign debt crisis and the failure of the U.S. Congressional “super committee” to produce a deficit reduction plan. However, the start of the new calendar year saw stocks rise significantly, with both the Dow Jones Industrial Average (“DJIA”)i and the S&P 500 Indexii making strong advances in the first calendar quarter of 2012. The key catalysts for the rise were the European Central Bank (“ECB”) introduction of the Long-Term Refinancing Operations (“LTRO”) in December 2011, which alleviated much of the concern about a potential European bank liquidity crisis and financial contagion, and modest improvement seen in U.S. economic data.

As the period progressed, both the domestic economic recovery and the bull market for equities managed to continue despite weaker corporate earnings guidance and slowing economic growth in both the U.S. and China. Increasingly, stock market performance was correlated with central bank activity, as additional policy easing actions taken by the ECB and the Federal Reserve Board (“Fed”)iii sparked solid stock market gains. Over the summer and fall, uncertainty over the outcome of the U.S. Presidential election and fears of the “fiscal cliff” remained in the forefront, but were not enough to stop the market’s rise to multi-year highs in September and October. The market dipped following President Obama’s re-election in early November, but rapidly recovered to end the period with significant gains.

Q. How did we respond to these changing market conditions?

A. As fundamental investors, we don’t find it particularly useful to focus our attention on binary events and political innuendo. In our view, the majority of corporate America has been operating at a very high level, with abundant internal liquidity. Hiring decisions occur when enterprises have high conviction in their forward prospects and outlooks. From conversations with our portfolio companies, this conviction level has been muted due to uncertainty surrounding a whole host of factors: emerging market demand, Europe, U.S. politics, the fiscal cliff, corporate tax rates, and health care costs, to name a few. We suspect that as we start chipping away at these concerns with improved clarity, confidence will return to the system, which is usually greeted with higher valuations, especially when interest rates are close to zero.

2	ClearBridge Large Cap Growth Fund 2012 Annual Report

Fund overview (cont’d)

That said, companies are not standing still. Well-capitalized companies have been making investment decisions that will impact their business many years into the future. Until the investing landscape becomes more lucid, we will continue to look for our companies to maintain a healthy balance between returning cash to shareholders (via stock buybacks and dividends), and value-creating capital expenditures.

In conclusion, in light of significant outside distractions, corporate America appears to be a bit paralyzed. It has the ability to invest for the future, but not the desire. Clarity will bring confidence, which in turn will bring investment. Until then, we would expect muted financial results with guidance that reflects the uncertainty. In our experience, better capitalized companies usually emerge from soft patches in much better shape than when they went in, with higher market shares and higher margins as they put their balance sheets to work.

Performance review

For the twelve months ended November 30, 2012, Class A shares of ClearBridge Large Cap Growth Fund, excluding sales charges, returned 18.49%. The Fund’s unmanaged benchmark, the Russell 1000 Growth Indexiv, returned 14.92% for the same period. The Lipper Large-Cap Growth Funds Category Average1 returned 13.49% over the same time frame.

Performance Snapshot as of November 30, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Large Cap Growth Fund:
Class A	12.04%	18.49%
Class B2	11.55%	17.38%
Class C	11.64%	17.63%
Class R	11.84%	18.08%
Class I	12.33%	19.03%
Russell 1000 Growth Index	7.58%	14.92%
Lipper Large-Cap Growth Funds Category Average[1]	7.36%	13.49%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended November 30, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 759 funds for the six-month period and among the 709 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

ClearBridge Large Cap Growth Fund 2012 Annual Report	3

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 31, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C, Class R and Class I shares were 1.33%, 2.16%, 2.00%, 1.85% and 1.08%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.60% for Class R shares and 1.05% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. On an absolute basis, the Fund had positive returns in seven out of the eight economic sectors in which it was invested (among ten sectors in total). The greatest contributions to absolute returns came from the Information Technology (“IT”), Consumer Discretionary and Health Care sectors. In terms of individual Fund holdings, leading contributors to performance for the period included eBay Inc. and Visa Inc. both in the IT sector, Home Depot Inc. and Comcast Corp. both in the Consumer Discretionary sector, as well as Anheuser-Busch InBev N.V. ADS in the Consumer Staples sector.

Relative to the benchmark, both overall stock selection and overall sector allocation contributed to outperformance for the period. In particular, stock selection in the Consumer Discretionary, Consumer Staples, Industrials and Materials sectors made significant contributions to performance for the period. In terms of allocation, Fund overweights to the Energy, Health Care, IT and Financials sectors and underweights to the Industrials and Materials sectors also contributed meaningfully to relative performance for the period.

Q. What were the leading detractors from performance?

A. On an absolute basis, the Fund had negative returns in the Energy sector during the period. In terms of individual Fund holdings, the leading detractors from performance for the period were Juniper Networks Inc., Oracle Corp. and NetApp Inc., all in the IT sector, as well as Apache Corp. and Schlumberger Ltd., both in the Energy sector.

Relative to the benchmark, stock selection in the Energy and Financials sectors detracted significantly from performance for the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. Effective October 11, 2012, ClearBridge Investments, LLC (prior to December 5, 2012 known as ClearBridge Advisors, LLC) added Margaret Vitrano to the Large Cap Growth team as a Co-Portfolio Manager. Ms. Vitrano has 16 years of investment industry experience and joined a ClearBridge predecessor organization in 1997. She also serves as Senior Research Analyst for Information Technology. From 2006-2009, Margaret served on the firm’s 401(k) Investment Committee, which is responsible for choosing and overseeing investments for the firm’s employee retirement plan. Prior to her role at ClearBridge, Margaret was a Research

4	ClearBridge Large Cap Growth Fund 2012 Annual Report

Fund overview (cont’d)

Analyst for the Consumer Discretionary sector at Citigroup. Margaret earned her MBA in Finance from the University of Pennsylvania and a BA in Public Policy Studies and Art History from Duke University.

Significant changes to the Fund’s portfolio during the period included the sale of the Fund’s existing position in Cummins Inc. in the Industrials sector. New positions added to the Fund’s portfolio during the period included Comcast Corp. in the Consumer Discretionary sector, Express Scripts Holding Co. and UnitedHealth Group Inc. both in the Health Care sector, as well as in Xilinx Inc. and Citrix Systems Inc., both in the IT sector.

Thank you for your investment in ClearBridge Large Cap Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter Bourbeau

Portfolio Manager

ClearBridge Investments, LLC

Scott Glasser

Portfolio Manager

ClearBridge Investments, LLC

Margaret Vitrano

Portfolio Manager

ClearBridge Investments, LLC

December 20, 2012

RISKS: Common stocks are subject to market fluctuations. Diversification does not assure against market loss. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of November 30, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of November 30, 2012 were: Home Depot Inc. (3.9%), eBay Inc. (3.9%), Visa Inc., Class A Shares (3.6%), Amazon.com Inc. (3.5%), Google Inc., Class A Shares (3.4%), Comcast Corp., Special Class A Shares (3.4%), Celgene Corp. (3.3%), CVS Caremark Corp. (3.1%), Biogen Idec Inc. (3.0%) and Anheuser-Busch InBev NV, ADR (2.9%). Please refer to pages 10 through 12 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of November 30, 2012 were: Information Technology (33.4%), Consumer Discretionary (16.5%), Health Care (14.8%), Consumer Staples (11.6%) and Industrials (7.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

ClearBridge Large Cap Growth Fund 2012 Annual Report	5

[i]

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of thirty stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

ii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

6	ClearBridge Large Cap Growth Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of November 30, 2012 and November 30, 2011. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Large Cap Growth Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on June 1, 2012 and held for the six months ended November 30, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period [3]
Class A	12.04%	$1,000.00	$1,120.40	1.27%	$6.73	Class A	5.00%	$1,000.00	$1,018.65	1.27%	$6.41
Class B	11.55	1,000.00	1,115.50	2.06	10.89	Class B	5.00	1,000.00	1,014.70	2.06	10.38
Class C	11.64	1,000.00	1,116.40	1.95	10.32	Class C	5.00	1,000.00	1,015.25	1.95	9.82
Class R	11.84	1,000.00	1,118.40	1.60	8.47	Class R	5.00	1,000.00	1,017.00	1.60	8.07
Class I	12.33	1,000.00	1,123.30	0.81	4.30	Class I	5.00	1,000.00	1,020.95	0.81	4.09

[1]	For the six months ended November 30, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

8	ClearBridge Large Cap Growth Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class R	Class I
Twelve Months Ended 11/30/12	18.49%	17.38%	17.63%	18.08%	19.03%
Five Years Ended 11/30/12	2.02	1.84	1.42	1.77	2.42
Ten Years Ended 11/30/12	5.56	5.26	4.87	N/A	5.97
Inception* through 11/30/12	6.02	5.60	5.29	2.60	6.03

With sales charges[2]	Class A	Class B	Class C	Class R	Class I
Twelve Months Ended 11/30/12	11.69%	12.44%	16.65%	18.08%	19.03%
Five Years Ended 11/30/12	0.82	1.67	1.42	1.77	2.42
Ten Years Ended 11/30/12	4.94	5.26	4.87	N/A	5.97
Inception* through 11/30/12	5.61	5.60	5.29	2.60	6.03

Cumulative total returns
Without sales charges[1]
Class A (11/30/02 through 11/30/12)	71.79%
Class B (11/30/02 through 11/30/12)	67.00
Class C (11/30/02 through 11/30/12)	60.86
Class R (Inception date of 12/28/06 through 11/30/12)	16.46
Class I (11/30/02 through 11/30/12)	78.55

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year of purchase payment.

*	Inception date for Class A, B and C shares is August 29, 1997. Inception dates for Class R and I shares are December 28, 2006 and October 15, 1997, respectively.

ClearBridge Large Cap Growth Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of ClearBridge Large Cap Growth Fund vs. Russell 1000 Growth Index† — November 2002 - November 2012

Value of $1,000,000 invested in

Class I Shares of ClearBridge Large Cap Growth Fund vs. Russell 1000 Growth Index† — November 2002 - November 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of ClearBridge Large Cap Growth Fund on November 30, 2002, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through November 30, 2012. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Russell 1000 Growth Index. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

10	ClearBridge Large Cap Growth Fund 2012 Annual Report

Schedule of investments

November 30, 2012

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Common Stocks — 99.9%
Consumer Discretionary — 16.5%
Internet & Catalog Retail — 3.5%
Amazon.com Inc.	109,633	$27,632,998	*
Media — 6.1%
Comcast Corp., Special Class A Shares	750,700	27,055,228
Walt Disney Co.	445,700	22,133,462
Total Media		49,188,690
Specialty Retail — 5.5%
Bed Bath & Beyond Inc.	229,580	13,480,938	*
Home Depot Inc.	475,780	30,959,004
Total Specialty Retail		44,439,942
Textiles, Apparel & Luxury Goods — 1.4%
NIKE Inc., Class B Shares	111,610	10,879,743
Total Consumer Discretionary		132,141,373
Consumer Staples — 11.6%
Beverages — 7.5%
Anheuser-Busch InBev NV, ADR	262,530	23,094,764
Coca-Cola Co.	591,630	22,434,609
PepsiCo Inc.	199,747	14,024,237
Total Beverages		59,553,610
Food & Staples Retailing — 3.1%
CVS Caremark Corp.	526,819	24,502,352
Household Products — 1.0%
Procter & Gamble Co.	119,130	8,318,848
Total Consumer Staples		92,374,810
Energy — 6.3%
Energy Equipment & Services — 4.6%
Cameron International Corp.	294,870	15,908,237	*
Schlumberger Ltd.	288,620	20,670,964
Total Energy Equipment & Services		36,579,201
Oil, Gas & Consumable Fuels — 1.7%
EOG Resources Inc.	116,660	13,721,549
Total Energy		50,300,750
Exchange-Traded Funds — 1.0%
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	127,420	7,897,492
Financials — 6.5%
Capital Markets — 4.0%
BlackRock Inc.	116,500	22,955,160

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2012 Annual Report	11

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Capital Markets — continued
Charles Schwab Corp.	699,330	$9,161,223
Total Capital Markets		32,116,383
Diversified Financial Services — 2.5%
CME Group Inc.	217,820	12,038,911
Nasdaq OMX Group Inc.	337,530	8,178,352
Total Diversified Financial Services		20,217,263
Total Financials		52,333,646
Health Care — 14.8%
Biotechnology — 7.4%
Amgen Inc.	104,210	9,253,848
Biogen Idec Inc.	162,250	24,189,853	*
Celgene Corp.	331,470	26,050,227	*
Total Biotechnology		59,493,928
Health Care Equipment & Supplies — 2.0%
Thermo Fisher Scientific Inc.	250,202	15,900,337
Health Care Providers & Services — 3.0%
Express Scripts Holding Co.	237,810	12,806,068	*
UnitedHealth Group Inc.	197,550	10,744,745
Total Health Care Providers & Services		23,550,813
Pharmaceuticals — 2.4%
Johnson & Johnson	275,560	19,214,799
Total Health Care		118,159,877
Industrials — 7.2%
Air Freight & Logistics — 2.1%
United Parcel Service Inc., Class B Shares	226,020	16,524,322
Industrial Conglomerates — 2.1%
General Electric Co.	805,830	17,027,188
Machinery — 3.0%
Deere & Co.	126,820	10,659,221
Eaton Corp.	263,050	13,720,688
Total Machinery		24,379,909
Total Industrials		57,931,419
Information Technology — 33.4%
Communications Equipment — 4.8%
Cisco Systems Inc.	441,410	8,347,063
Juniper Networks Inc.	908,650	16,337,527	*
QUALCOMM Inc.	211,520	13,456,903
Total Communications Equipment		38,141,493

See Notes to Financial Statements.

12	ClearBridge Large Cap Growth Fund 2012 Annual Report

Schedule of investments (cont’d)

November 30, 2012

ClearBridge Large Cap Growth Fund

Security	Shares	Value
Computers & Peripherals — 5.1%
Apple Inc.	28,410	$16,627,805
EMC Corp.	499,730	12,403,298	*
NetApp Inc.	366,255	11,613,946	*
Total Computers & Peripherals		40,645,049
Internet Software & Services — 9.6%
Akamai Technologies Inc.	510,229	18,684,586	*
eBay Inc.	583,390	30,814,660	*
Google Inc., Class A Shares	39,428	27,535,332	*
Total Internet Software & Services		77,034,578
IT Services — 3.5%
Visa Inc., Class A Shares	189,944	28,436,516
Semiconductors & Semiconductor Equipment — 4.4%
Broadcom Corp., Class A Shares	417,000	13,502,460	*
Texas Instruments Inc.	394,561	11,627,713
Xilinx Inc.	292,290	10,127,848
Total Semiconductors & Semiconductor Equipment		35,258,021
Software — 6.0%
Citrix Systems Inc.	62,170	3,802,317	*
Intuit Inc.	236,870	14,190,882
Microsoft Corp.	801,890	21,346,312
Oracle Corp.	269,061	8,636,858
Total Software		47,976,369
Total Information Technology		267,492,026
Materials — 2.6%
Chemicals — 2.6%
Monsanto Co.	225,563	20,659,315
Total Investments — 99.9% (Cost — $528,926,356#)		799,290,708
Other Assets in Excess of Liabilities — 0.1%		1,070,826
Total Net Assets — 100.0%		$800,361,534

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $532,153,887.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2012 Annual Report	13

Statement of assets and liabilities

November 30, 2012

Assets:
Investments, at value (Cost — $528,926,356)	$799,290,708
Receivable for securities sold	3,875,063
Dividends receivable	2,054,148
Receivable for Fund shares sold	438,573
Prepaid expenses	66,151
Other receivables	2,391
Total Assets	805,727,034

Liabilities:
Due to custodian	1,868,527
Payable for Fund shares repurchased	1,653,424
Investment management fee payable	481,051
Service and/or distribution fees payable	288,096
Trustees’ fees payable	59,761
Accrued expenses	1,014,641
Total Liabilities	5,365,500
Total Net Assets	$800,361,534

Net Assets:
Par value (Note 7)	$340
Paid-in capital in excess of par value	477,629,153
Accumulated net investment loss	(93,117)
Accumulated net realized gain on investments	52,337,857
Net unrealized appreciation on investments and foreign currencies	270,487,301
Total Net Assets	$800,361,534

Shares Outstanding:
Class A	22,027,038
Class B	1,053,215
Class C	9,385,580
Class R	11,800
Class I	1,554,106

Net Asset Value:
Class A (and redemption price)	$24.29
Class B*	$22.02
Class C*	$21.48
Class R (and redemption price)	$23.90
Class I (and redemption price)	$25.96
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$25.77

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14	ClearBridge Large Cap Growth Fund 2012 Annual Report

Statement of operations

For the Year Ended November 30, 2012

Investment Income:
Dividends	$11,586,806
Interest	1,971
Less: Foreign taxes withheld	(90,682)
Total Investment Income	11,498,095

Expenses:
Investment management fee (Note 2)	6,067,556
Service and/or distribution fees (Notes 2 and 5)	3,689,724
Transfer agent fees (Note 5)	1,757,199
Registration fees	95,496
Fund accounting fees	75,524
Legal fees	73,058
Trustees’ fees	64,550
Shareholder reports	56,349
Audit and tax	36,443
Insurance	18,913
Custody fees	5,602
Miscellaneous expenses	10,943
Total Expenses	11,951,357
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(255)
Net Expenses	11,951,102
Net Investment Loss	(453,007)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain from Investment transactions	55,888,416
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	80,452,758
Foreign currencies	(10,329)
Change in Net Unrealized Appreciation (Depreciation)	80,442,429
Net Gain on Investments and Foreign Currency Transactions	136,330,845
Increase in Net Assets from Operations	$135,877,838

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2012 Annual Report	15

Statements of changes in net assets

For the Years Ended November 30,	2012	2011

Operations:
Net investment loss	$(453,007)	$(2,773,101)
Net realized gain	55,888,416	155,815,090
Change in net unrealized appreciation (depreciation)	80,442,429	(99,756,377)
Increase in Net Assets From Operations	135,877,838	53,285,612

Distributions to Shareholders From (Notes 1 and 6):
Net realized gains	(121,762,469)	—
Decrease in Net Assets From Distributions to Shareholders	(121,762,469)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	64,883,287	72,657,060
Reinvestment of distributions	116,195,633	—
Cost of shares repurchased	(206,836,967)	(424,883,100)
Decrease in Net Assets From Fund Share Transactions	(25,758,047)	(352,226,040)
Decrease in Net Assets	(11,642,678)	(298,940,428)

Net Assets:
Beginning of year	812,004,212	1,110,944,640
End of year*	$800,361,534	$812,004,212
* Includes accumulated net investment loss of:	$(93,117)	$(105,561)

See Notes to Financial Statements.

16	ClearBridge Large Cap Growth Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$24.01	$22.95	$21.30	$14.92	$25.74

Income (loss) from operations:
Net investment income (loss)	0.03	(0.02)	(0.07)	(0.03)	(0.06)
Net realized and unrealized gain (loss)	3.77	1.08	1.70	6.41	(10.76)
Proceeds from settlement of a regulatory matter	—	—	0.02	—	—
Total income (loss) from operations	3.80	1.06	1.65	6.38	(10.82)

Less distributions from:
Net realized gains	(3.52)	—	—	—	—
Total distributions	(3.52)	—	—	—	—

Net asset value, end of year	$24.29	$24.01	$22.95	$21.30	$14.92
Total return[2]	18.49%	4.62%	7.75%[3,4]	42.76%[4]	(42.04)%

Net assets, end of year (millions)	$535	$513	$662	$1,338	$1,259

Ratios to average net assets:
Gross expenses	1.29%	1.33%	1.40%	1.25%	1.20%
Net expenses[5]	1.29	1.33	1.40	1.25	1.20
Net investment income (loss)	0.13	(0.09)	(0.33)	(0.16)	(0.26)

Portfolio turnover rate	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.65%. Class A received $1,332,739 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.65% and 42.49% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2012 Annual Report	17

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$22.27	$21.46	$19.46	$13.73	$23.86

Income (loss) from operations:
Net investment loss	(0.17)	(0.21)	(0.21)	(0.14)	(0.20)
Net realized and unrealized gain (loss)	3.44	1.02	1.56	5.87	(9.93)
Proceeds from settlement of a regulatory matter	—	—	0.65	—	—
Total income (loss) from operations	3.27	0.81	2.00	5.73	(10.13)

Less distributions from:
Net realized gains	(3.52)	—	—	—	—
Total distributions	(3.52)	—	—	—	—

Net asset value, end of year	$22.02	$22.27	$21.46	$19.46	$13.73
Total return[2]	17.38%	3.77%	10.28%[3,4]	41.73%[4]	(42.46)%

Net assets, end of year (millions)	$23	$37	$62	$90	$102

Ratios to average net assets:
Gross expenses	2.21%	2.16%	2.12%	2.00%	1.93%
Net expenses[5]	2.21	2.16	2.12	2.00	1.91 [6,7]
Net investment loss	(0.80)	(0.94)	(1.05)	(0.89)	(0.98)

Portfolio turnover rate	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 6.94%. Class B received $2,411,941 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 10.23% and 41.44% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

Effective February 2, 2007 until April 1, 2008, the manager contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.88% of average net assets of Class B shares.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	ClearBridge Large Cap Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class C Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$21.77	$20.95	$19.47	$13.73	$23.86

Income (loss) from operations:
Net investment loss	(0.12)	(0.17)	(0.19)	(0.14)	(0.19)
Net realized and unrealized gain (loss)	3.35	0.99	1.56	5.88	(9.94)
Proceeds from settlement of a regulatory matter	—	—	0.11	—	—
Total income (loss) from operations	3.23	0.82	1.48	5.74	(10.13)

Less distributions from:
Net realized gains	(3.52)	—	—	—	—
Total distributions	(3.52)	—	—	—	—

Net asset value, end of year	$21.48	$21.77	$20.95	$19.47	$13.73
Total return[2]	17.63%	3.91%	7.60%[3,4]	41.81%[4]	(42.46)%

Net assets, end of year (millions)	$202	$214	$255	$299	$263

Ratios to average net assets:
Gross expenses	2.00%	2.00%	2.03%	1.94%	1.90%
Net expenses[5]	2.00	2.00	2.03	1.94	1.89 [6,7]
Net investment loss	(0.58)	(0.77)	(0.95)	(0.84)	(0.95)

Portfolio turnover rate	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 7.04%. Class C received $1,561,711 related to this distribution.

[4]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.55% and 41.59% for 2010 and 2009, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

Effective February 2, 2007 until April 1, 2008, the manager contractually agreed to waive fees and/or reimburse operating expenses (other than brokerage, taxes and extraordinary expenses) to limit total annual operating expenses to 1.85% of average net assets of Class C shares.

[7]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2012 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class R Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$23.75	$22.76	$21.18	$14.86	$25.69

Income (loss) from operations:
Net investment loss	(0.04)	(0.09)	(0.12)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	3.71	1.08	1.70	6.38	(10.74)
Total income (loss) from operations	3.67	0.99	1.58	6.32	(10.83)

Less distributions from:
Net realized gains	(3.52)	—	—	—	—
Total distributions	(3.52)	—	—	—	—

Net asset value, end of year	$23.90	$23.75	$22.76	$21.18	$14.86
Total return[2]	18.08%	4.35%	7.46%[3]	42.53%[3]	(42.16)%

Net assets, end of year (000s)	$282	$218	$307	$338	$189

Ratios to average net assets:
Gross expenses	1.70%	1.85%	1.83%	1.49%	1.41%
Net expenses[4]	1.60 [5,6]	1.60 [5,6]	1.59 [5,6]	1.43 [5,6]	1.41
Net investment loss	(0.17)	(0.37)	(0.53)	(0.34)	(0.44)

Portfolio turnover rate	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 7.41% and 42.33% for 2010 and 2009, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge Large Cap Growth Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended November 30:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$25.32	$24.12	$22.28	$15.55	$26.74

Income (loss) from operations:
Net investment income	0.15	0.05	0.05	0.04	0.02
Net realized and unrealized gain (loss)	4.01	1.15	1.79	6.69	(11.21)
Total income (loss) from operations	4.16	1.20	1.84	6.73	(11.19)

Less distributions from:
Net realized gains	(3.52)	—	—	—	—
Total distributions	(3.52)	—	—	—	—

Net asset value, end of year	$25.96	$25.32	$24.12	$22.28	$15.55
Total return[2]	19.03%	4.98%	8.26%[3]	43.28%[3]	(41.85)%

Net assets, end of year (millions)	$40	$48	$132	$110	$169

Ratios to average net assets:
Gross expenses	0.81%	1.08%	0.88%	0.92%	0.83%
Net expenses[4]	0.81 [5]	1.03 [5,6]	0.88 [5]	0.92 [5]	0.83
Net investment income	0.61	0.19	0.20	0.20	0.11

Portfolio turnover rate	12%	41%	14%	13%	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 8.21% and 42.96% for 2010 and 2009, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Large Cap Growth Fund 2012 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Large Cap Growth Fund (formerly Legg Mason ClearBridge Large Cap Growth Fund ) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

22	ClearBridge Large Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Large Cap Growth Fund 2012 Annual Report	23

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$799,290,708	—	—	$799,290,708

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

24	ClearBridge Large Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. An Underlying Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Underlying Fund. Foreign investments may also subject the Underlying Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2012, no provision for

ClearBridge Large Cap Growth Fund 2012 Annual Report	25

income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(j) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Gain
(a)	$465,451	$(465,451)

(a)	Reclassifications are primarily due to a tax net operating loss which offsets short-term capital gains for tax purposes.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R and I shares did not exceed 1.60% and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2014 without the Board of Trustees’ consent.

26	ClearBridge Large Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended November 30, 2012, fees waived and/or expenses reimbursed amounted to $255.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended November 30, 2012, LMIS and its affiliates received sales charges of $37,588 on sales of the Fund’s Class A shares. In addition, for the year ended November 30, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$221	$19,873	$2,656

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended November 30, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$94,482,854
Sales	225,312,492

At November 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$272,632,000
Gross unrealized depreciation	(5,495,179)
Net unrealized appreciation	$267,136,821

ClearBridge Large Cap Growth Fund 2012 Annual Report	27

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended November 30, 2012, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended November 30, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$1,308,367	$1,225,427
Class B	296,939	120,920
Class C	2,083,141	408,843
Class R	1,277	1,009
Class I	—	1,000
Total	$3,689,724	$1,757,199

For the year ended November 30, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class R	$255
Class I	—
Total	$255

6. Distributions to shareholders by class

Year Ended November 30, 2012
Net Realized Gains
Class A	$74,833,357
Class B	5,822,408
Class C	34,417,433
Class R	32,542
Class I	6,656,729
Total	$121,762,469

28	ClearBridge Large Cap Growth Fund 2012 Annual Report

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At November 30, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended November 30, 2012		Year Ended November 30, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,856,183	$41,899,236	1,736,275	$42,254,445
Shares issued on reinvestment	3,543,633	72,927,967	—	—
Shares repurchased	(4,729,403)	(106,241,648)	(9,206,781)	(223,075,719)
Net increase (decrease)	670,413	$8,585,555	(7,470,506)	$(180,821,274)

Class B
Shares sold	6,910	$137,463	60,363	$1,394,831
Shares issued on reinvestment	299,933	5,647,731	—	—
Shares repurchased	(916,300)	(18,864,786)	(1,291,579)	(29,420,491)
Net decrease	(609,457)	$(13,079,592)	(1,231,216)	$(28,025,660)

Class C
Shares sold	433,624	$8,672,523	593,199	$13,163,051
Shares issued on reinvestment	1,823,565	33,425,941	—	—
Shares repurchased	(2,700,438)	(53,980,650)	(2,930,772)	(64,978,369)
Net decrease	(443,249)	$(11,882,186)	(2,337,573)	$(51,815,318)

Class R
Shares sold	2,564	$57,040	2,605	$63,221
Shares issued on reinvestment	1,601	32,542	—	—
Shares repurchased	(1,536)	(34,940)	(6,913)	(167,477)
Net increase (decrease)	2,629	$54,642	(4,308)	$(104,256)

Class I
Shares sold	600,667	$14,117,025	609,065	$15,781,512
Shares issued on reinvestment	190,107	4,161,452	—	—
Shares repurchased	(1,129,441)	(27,714,943)	(4,195,668)	(107,241,044)
Net decrease	(338,667)	$(9,436,466)	(3,586,603)	$(91,459,532)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Short-Term Capital Gain	Long-Term Capital Gain
12/12/2012	12/13/2012	$0.07373	$1.56121

ClearBridge Large Cap Growth Fund 2012 Annual Report	29

The tax character of distributions paid during the fiscal years ended November 30, were as follows:

	2012	2011
Distributions Paid From:
Net long-term capital gains	$121,762,469	—

As of November 30, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$2,505,634
Undistributed long-term capital gains — net	53,059,754
Total undistributed earnings	$55,565,388
Other book/tax temporary differences(a)	(93,117)
Unrealized appreciation (depreciation)(b)	267,259,770
Total accumulated earnings (losses) — net	$322,732,041

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

30	ClearBridge Large Cap Growth Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Large Cap Growth Fund (formerly Legg Mason ClearBridge Large Cap Growth Fund), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of November 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2012, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Large Cap Growth Fund as of November 30, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 18, 2013

ClearBridge Large Cap Growth Fund	31

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which ClearBridge Investments, LLC (formerly ClearBridge Advisors, LLC) (“ClearBridge”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with ClearBridge, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, during the past year. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs, and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services.

32	ClearBridge Large Cap Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and ClearBridge’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional large-cap growth funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management information at periodic intervals comparing the Fund’s performance to that of its benchmark index. The information comparing the Fund’s performance to that of the Performance Universe was for the one-, three-, five- and ten-year periods ended June 30, 2012. The Fund performed better than the median for the one- and ten-year periods, but below the median for the three- and five-year periods. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2012, which showed that the Fund’s performance was better than the Lipper category average during the third quarter. The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers who, the Trustees noted, had assumed responsibility

ClearBridge Large Cap Growth Fund	33

for managing the Fund in July and August 2009. The Trustees also noted that the Manager and ClearBridge were committed to providing the resources necessary to assist the Fund’s portfolio managers and continue to improve Fund performance. Based on its review, the Board generally was satisfied with the Fund’s performance and management’s efforts to continue to improve performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund.

The Board also reviewed information regarding the fees the Manager and ClearBridge charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and the Fund’s overall expense ratio with those of a group of 11 retail front-end load large-cap growth funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all retail front-end load large-cap growth funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and slightly lower than the average management fee paid by

34	ClearBridge Large Cap Growth Fund

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the funds in the Expense Universe, but that the Fund’s actual total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also reviewed and considered the Manager’s fee waiver and/or expense reimbursement arrangements, if any.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that the Manager instituted breakpoints in the Fund’s Contractual Management Fee, reflecting the potential for reducing the Contractual Management Fee as the Fund’s assets grow. The Board noted that the Fund’s assets were below the specified asset level at which one or more breakpoints to its Contractual Management Fee are triggered. The Board noted, however, that the Contractual Management Fee increases the potential for sharing economies of scale with shareholders to the extent the Fund’s assets grow than if no breakpoints were in place. The Board also noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize other economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

ClearBridge Large Cap Growth Fund	35

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

36	ClearBridge Large Cap Growth Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Large Cap Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Large Cap Growth Fund	37

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

38	ClearBridge Large Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	49
Other board memberships held by Trustee during past five years	None

ClearBridge Large Cap Growth Fund	39

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 157 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	157
Other board memberships held by Trustee during past five years	None
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

40	ClearBridge Large Cap Growth Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

ClearBridge Large Cap Growth Fund	41

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

42	ClearBridge Large Cap Growth Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended November 30, 2012:

Record date:	12/8/2011
Payable date:	12/9/2011
Long-term capital gain dividend	$3.52346

Please retain this information for your records.

ClearBridge

Large Cap Growth Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken

Chairman

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

ClearBridge Large Cap Growth Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Large Cap Growth Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Large Cap Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD1380 1/13 SR12-1822

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending November 30, 2011 and November 30, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $103,800 in 2011 and $65,800 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4,500 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,100 in 2011 and $0 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: January 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date: January 25, 2013

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Partners Equity Trust

Date: January 25, 2013